Exhibit 10.26

Peak Holdings LLC

One Old Bloomfield Road

Mountain Lakes, New Jersey 07046

[                    ], 2009

[Team Member/Employee/Partner]

In light of recent events impacting the economy and the performance of Peak Holdings LLC (the “Company”), the board of directors of the Company has decided to modify the vesting terms applicable to the Class B-2 Units. The changes are intended to make it more likely that the Company will be able to satisfy the EBITDA-vesting targets under your Class B-2 Units. This means it will be more likely that you will become vested in these Class B-2 Units.

Capitalized terms used but not defined in this letter shall have the meanings ascribed such terms in your Management Unit Subscription Agreement (the “Subscription Agreement”).

Effective immediately, Part 3 of Schedule I to the Subscription Agreement shall hereby be amended to insert the following language immediately following the first paragraph thereof:

“Notwithstanding the foregoing, (x) if the Target EBITDA is achieved in any two consecutive Fiscal Years (excluding 2007 and 2008) prior to the occurrence of a Termination Date, then the then current year’s and all prior years’ Class- B-2 Units that are Unvested Units shall become Vested Units, and (y) if the Class B-3 Units become Vested Units before the occurrence of Termination Date, then all Class B-2 Units shall vest and become exercisable.”

For any Subscription Agreement with Class B-2 Units that are eligible to vest in respect of Fiscal Years 2007 through 2011, effective immediately, Part 3 of Schedule I to the Subscription Agreement shall hereby be amended by deleting in its entirety the chart set forth therein and replacing it with the following:

Fiscal Year	EBITDA Target (dollars in millions)	Cumulative EBITDA Target (dollars in millions)
2007

2008

2009

2010

2011

For any Subscription Agreement with Class B-2 Units that are eligible to vest in respect of Fiscal Years 2008 through 2012, effective immediately, Part 3 of Schedule I to the Subscription Agreement shall hereby be amended by deleting in its entirety the chart set forth therein and replacing it with the following:

Fiscal Year	EBITDA Target (dollars in millions)	Cumulative EBITDA Target (dollars in millions)
2008

2009

2010

2011

2012

For any Subscription Agreement with Class B-2 Units that are eligible to vest in respect of Fiscal Years 2009 through 2013, effective immediately, Part 3 of Schedule I to the Subscription Agreement shall hereby be amended by deleting in its entirety the chart set forth therein and replacing it with the following:

Fiscal Year	EBITDA Target (dollars in millions)	Cumulative EBITDA Target (dollars in millions)
2009

2010

2011

2012

2013

Except as is provided in this letter, the Subscription Agreement shall remain unchanged and continue in full force and effect.

Sincerely,

Peak Holdings LLC

By:
Name:
Title: